Exhibit 99.1

OmniLit Acquisition Corporation Reschedules Annual Shareholder Meeting to Later in the Day

Miami Beach, FL – October 31, 2023 - OmniLit Acquisition Corporation (the “Company”) (Nasdaq: OLIT, OLITU and OLITW), announced today that due to the link not providing access the virtual meeting room for the Annual Meeting, the meeting has been rescheduled to today, October 31, 2023 at 2:00 pm Eastern Time.

Shareholders will be able to attend the rescheduled annual meeting today by visiting https://www.colonialstock.com/vm/omnilit.htm.

About OmniLit Acquisition Corp.

OmniLit Acquisition Corp. (OmniLit) is a blank check company concentrated on identifying high quality businesses with optics and photonics capabilities for a business combination. To learn more, visit www.omnilitac.com.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs and reasonable assumptions of management, and actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. The Company undertakes no obligation to update any forward-looking statements after the date of this release, except as required by law.

Additional Information and Where to Find It

This press release relates to a proposed transaction between OmniLit and Syntec Optics. OmniLit has filed a registration statement on Form S-4 with the SEC, which is subject to change and includes a document that serves as a prospectus and proxy statement of OmniLit, referred to as a proxy statement/prospectus. The definitive proxy statement/prospectus will be sent to all OmniLit stockholders. OmniLit has also filed other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of OmniLit are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction because they contain important information about the proposed transaction.

Investors and security holders are able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by OmniLit through the website maintained by the SEC at www.sec.gov.

The documents filed by OmniLit with the SEC also may be obtained by contacting OmniLit Acquisition Corp. by emailing info@omnilitac.com.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Syntec Optics, OmniLit, and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from OmniLit’s shareholders in connection with the proposed business combination. A list of the names of such persons and information regarding their interests in the proposed business combination are contained in the definitive proxy statement/prospectus. You may obtain free copies of these documents free of charge by directing a written request to OmniLit or Syntec Optics. The definitive proxy statement will be mailed to OmniLit’s shareholders as of a record date to be established for voting on the proposed business combination when it becomes available.

No Offer or Solicitation

This press release and the information contained therein are not intended to and do not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

For further information, please contact:

Skylar Jacobs

Chief Operating Officer

info@omnilitac.com

SOURCE: OmniLit Acquisition Corp. (Nasdaq: OLIT)